SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2019
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MERIDIAN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)
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Ohio	0-14902	31-0888197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (513) 271-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.  Results of Operations and Financial Condition.
On April 2, 2019, Meridian Bioscience, Inc. (“Meridian” or the “Company”) issued a press release announcing preliminary revenue results for the second fiscal quarter ended March 31, 2019 and revised financial guidance for the fiscal year ending September 30, 2019.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.
Information in the press release contains forward-looking statements regarding future events and performance of the Company. All such forward-looking statements are based largely on the Company’s experience and perception of current conditions, trends, expected future developments and other factors, and on management’s expectations, and are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, those factors described in the release and in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.
The information in this Item 2.02 of this Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing (whether made before or after the date hereof) or any other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2019 Lawrence J. Baldini, Executive Vice President, Global Operations of Meridian, has notified the Company of his retirement from that position. His last day of employment with the Company will be April 26, 2019. The Company and Mr. Baldini are in the process of negotiating a separation agreement. When the separation agreement is fully executed the Company will report it as required by the Exchange Act. The Company expresses its sincere appreciation for Mr. Baldini’s many years of loyal service.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release dated April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MERIDIAN BIOSCIENCE, INC.

Date: April 2, 2019	By: /s/ Eric Rasmussen
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)